SEI INSTITUTIONAL INVESTMENTS TRUST

Limited Duration Bond Fund
Dynamic Asset Allocation Fund
(the "Funds")

Supplement Dated April 5, 2016
to the Prospectus dated September 30, 2015,
as amended on December 30, 2015, January 15, 2016 and March 9, 2016

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Funds.

Change in Portfolio Management of the Limited Duration Bond Fund

In the Fund Summary for the Limited Duration Bond Fund, the section titled "Sub-Adviser and Portfolio Managers" is hereby deleted and replaced with the following:

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Logan Circle Partners, L.P.	Scott Palvak, CFA	Since 2014	Senior Portfolio Manager
	Peter Mahoney	Since 2014	Senior Portfolio Manager
Metropolitan West Asset Management LLC	Tad Rivelle	Since 2016	Group Managing Director, Chief Investment Officer (Fixed Income), Generalist Portfolio Manager
	Laird Landmann	Since 2016	President, Generalist Portfolio Manager
	Stephen Kane, CFA	Since 2016	Group Managing Director, Generalist Portfolio Manager
	Bryan Whalen, CFA	Since 2016	Group Managing Director, Generalist Portfolio Manager

In addition, under the heading "Limited Duration Bond Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MetWest), located at 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as a Sub-Adviser to the Limited Duration Bond Fund. A team of investment professionals manages the portion of the Limited Duration Bond Fund's assets allocated to MetWest. The team consists of Tad Rivelle, MetWest's Chief Investment Officer of Fixed Income and Generalist Portfolio Manager, who is responsible for developing the firm's long-term economic outlook that guides strategies; Laird Landmann, President and Generalist Portfolio Manager, Stephen Kane, CFA, Managing Director and Generalist Portfolio Manager and Bryan Whalen, CFA, Managing Director and Generalist Portfolio Manager who co-manage security selection and the trade execution process. Messrs. Rivelle, Landmann and Kane founded MetWest in August 1996. Mr. Whalen has been with MetWest since May 2004.

Change in Portfolio Management of the Dynamic Asset Allocation Fund

In the chart under the heading "Sub-Adviser and Portfolio Managers," in the Fund Summary for the Dynamic Asset Allocation Fund, the text relating to SSGA Funds Management, Inc. is hereby deleted and replaced with the following:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
SSGA Funds Management, Inc.	Jeremiah K. Holly, CFA Charles L. McGinn Tyhesha Harrington	Since 2012 Since 2012 Since 2016	Vice President, Senior Portfolio Manager Principal, Portfolio Manager Vice President, Senior Portfolio Manager

In addition, under the heading "Dynamic Asset Allocation Fund," under the sub-section entitled "Sub-Advisers and Portfolio Managers," under the section entitled "Sub-Advisers," the text relating to SSGA Funds Management, Inc. is hereby deleted and replaced with the following:

SSGA Funds Management, Inc.: SSGA Funds Management, Inc. (SSGA FM), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a Sub-Adviser for a portion of the assets of the Dynamic Asset Allocation Fund and its respective Subsidiary. The professionals primarily responsible for the day-to-day management of the portion of the assets of the Dynamic Asset Allocation Fund and its respective Subsidiary allocated to SSGA FM are Jeremiah K. Holly, CFA, Charles L. McGinn and Tyhesha Harrington. Mr. Holly is a Vice President of SSGA FM and is a Senior Portfolio Manager within the ISG. Mr. Holly is responsible for the development and management of asset allocation solutions, including tactical asset allocation strategies and exposure management (overlay) strategies. Before joining the ISG, Mr. Holly was a Senior Product Analyst within SSGA's Consultant Relations Team. Prior to joining SSGA in 2005, Mr. Holly worked as a Research Analyst at Chmura Economics & Analytics—an economic research firm in Richmond, Virginia. Mr. Holly graduated from the University of Richmond with a Bachelor of Arts degree in

Economics. He earned the Chartered Financial Analyst designation and is a member of both the Boston Security Analysts Society and CFA Institute. Mr. McGinn is a Vice President of SSGA FM and is a Senior Portfolio Manager within the ISG, where he manages a variety of portfolios. As a member of the Exposure Management team within the ISG, Mr. McGinn is responsible for the oversight of over $20 billion worth of client assets with exposure to equities and fixed income invested globally. As a result, Mr. McGinn has extensive experience in trading derivatives. In addition to managing several of the group's separate accounts, Mr. McGinn is part of the team responsible for managing the Target Retirement series of portfolios as well as being the lead portfolio manager of the group's Country Selection strategy. As the lead portfolio manager of the country selection strategy, Mr. McGinn is responsible for recommending all of the investment calls. Mr. McGinn is also an active participant in making tactical calls in all of the portfolios where the ISG team has been given discretion. Prior to his current role, Mr. McGinn was an Operations Analyst as SSGA, where he specialized in developed in and emerging market equity funds. Mr. McGinn has been working in the investment management field since 1988. Mr. McGinn is a graduate of Salem State College, where he earned a Bachelor of Science degree in Business Administration. Ms. Harrington is a Vice President of State Street Global Advisors and a Senior Portfolio Manager in the Investment Solutions Group. She is responsible for developing and implementing investment solutions for clients, including strategic and tactical global balanced funds and exposure management strategies. Prior to joining SSGA in 2006, Ms. Harrington worked as a portfolio Manager at PanAgora Asset Management, helping develop and implement passive U.S. and International equity strategies. Her responsibilities also included running optimizations and trading. Prior to taking on these duties, Ms. Harrington was responsible for the daily implementation of PanAgora's U.S. Tactical Asset Allocation Strategy. Previously, Ms. Harrington was the manager of PanAgora's International Equity Operations team where she had been an associate immediately after college. She has been working in the investment management field since 1995. Ms. Harrington holds Bachelor of Arts degrees in Psychology and Urban Studies from Boston University and a Master degree in Business Administration with a concentration in Finance from the Graduate School of Management at Boston University.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1009 (04/16)

SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Fund
Large Cap Diversified Alpha Fund
Large Cap Disciplined Equity Fund
Large Cap Index Fund
S&P 500 Index Fund
Extended Market Index Fund
Strategic U.S. Large Cap Equity Fund
Small Cap Fund
Small Cap II Fund
Small/Mid Cap Equity Fund
U.S. Managed Volatility Fund
World Equity Ex-US Fund
Screened World Equity Ex-US Fund
Emerging Markets Equity Fund

Global Equity Fund
Opportunistic Income Fund
Core Fixed Income Fund
High Yield Bond Fund
Long Duration Fund
Long Duration Credit Fund
Ultra Short Duration Bond Fund
Emerging Markets Debt Fund
Real Return Fund
Limited Duration Bond Fund
Dynamic Asset Allocation Fund
Multi-Asset Real Return Fund
Intermediate Duration Credit Fund
Global Managed Volatility Fund

(the "Funds")

Supplement dated April 5, 2016
to the Statement of Additional Information (the "SAI") dated September 30, 2015, as amended on December 30, 2015, January 15, 2016 and March 9, 2016

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

Change in Membership of the Board

The SAI is hereby amended and supplemented to reflect the following change in the membership of the Funds' Board of Trustees.

At a special meeting of the shareholders of the Funds that are series of SEI Institutional Investments Trust (the "Trust"), held on January 15, 2016, shareholders voted to elect, as a slate of nominees, each of the current Trustees and one new independent Trustee, Ms. Susan C. Cote, to the Board of Trustees of the Trust (the "Board"). Accordingly, the below changes are hereby made to the SAI to reflect this change to the Board.

Under the section titled "Members of the Board," under the heading titled "Trustees and Officers of the Trust," the first sentence is hereby deleted and replaced with the following:

There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees").

In addition, under the same heading, under the section titled "Independent Trustees," the following paragraph is hereby added as the last paragraph in the section:

SUSAN C. COTE (DOB 11/07/54)—Trustee (since 2016)—Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015; Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation. Trustee of SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust and SEI Institutional International Trust. Independent Consultant to SEI Liquid Asset Trust.

In addition, under the same heading, under the section titled "Individual Trustee Qualifications," the following paragraph is hereby added as the ninth paragraph of the section:

The Trust has concluded that Ms. Cote should serve as Trustee because of her education, knowledge of financial services and investment management, and 18 years of experience as a partner at a major accounting firm, where she served as both the Global Asset Management Assurance Leader and the Americas Director of Asset Management, and other professional experience gained through her prior employment and directorships.

In addition, under the same heading, under the section titled "Board Standing Committees," under the sub-section titled "Audit Committee," the reference to "Ms. Lesavoy" is hereby deleted and replaced with "Mmes. Lesavoy and Cote" to reflect Ms. Cote's addition as a member of the Audit Committee.

In addition, under the same heading, under the same section, under the sub-section titled "Governance Committee," the reference to "Ms. Lesavoy" is hereby deleted and replaced with "Mmes. Lesavoy and Cote" to reflect Ms. Cote's addition as a member of the Governance Committee.

In addition, under the same heading, under the section titled "Fund Shares Owned by Board Members," the following text, and footnote, is hereby added to, and below, the chart:

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)**
Ms. Cote[1]	None	None

1  Elected by shareholders to the Board of Trustees on January 15, 2016.

In addition, under the same heading, under the section titled "Board Compensation," the following text, and footnote, is hereby added to, and below, the chart:

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses		Estimated Annual Benefits Upon Retirement		Total Compensation From the Trust and Fund Complex
Ms. Cote[1]	$0	$	N/A	$	N/A	$0

1  Elected by shareholders to the Board of Trustees on January 15, 2016.

In addition, under the same heading, the section titled "Independent Consultant" is hereby deleted.

Change in Portfolio Management

Under the sub-heading "Metropolitan West Asset Management LLC," under the heading "The Sub-Advisers," under the section entitled "The Adviser and the Sub-Advisers," the reference to "Core Fixed Income, Long Duration and Long Duration Credit Funds" is hereby deleted and replaced with "Core Fixed Income, Long Duration, Long Duration Credit and Limited Duration Bond Funds".

In addition, under the heading "Portfolio Management," under the section titled "The Adviser and the Sub-Advisers," the sub-section titled "MetWest" is hereby deleted in its entirety and replaced with the following:

MetWest

Compensation. SIMC pays MetWest a fee based on the assets under management of the Core Fixed Income, Long Duration, Long Duration Credit and Limited Duration Bond Funds as set forth in an investment sub-advisory agreement between MetWest and SIMC. MetWest pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income, Long Duration, Long Duration Credit and Limited Duration Bond Funds. The following information relates to the period ended December 31, 2015.

Since MetWest is a subsidiary of The TCW Group, Inc. ("TCW"), MetWest's investment professionals are compensated under the TCW compensation structure as detailed below.

The overall objective of TCW's compensation program for portfolio managers is to attract experience and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation ("profit sharing"), bonus and equity incentive participation in TCW's parent company ("equity incentives"). Profit sharing and equity incentives generally represent most of the portfolio managers' compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager's compensation.

Profit Sharing. Profit sharing for investment professionals is based on net income relating to accounts in the investment strategy area for which the portfolio managers are responsible. In most cases, revenues are allocated to a pool and profit sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including base salaries) related to the strategy group. The allocations are based on the investment professionals' contribution to TCW and its clients, including qualitative and quantitative contributions. The profit sharing percentage used to compensate a portfolio manager for management of the fund is generally the same as that used to compensate portfolio managers for all other client accounts in the same strategy managed by MetWest or one of the other TCW-affiliated advisers (together, "the TCW Group"). In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the fund, including alternative investment products; the portfolio manager would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Investment professionals are not directly compensated for generating performance fees. In some cases, the profit sharing percentage or pool may be increased by the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the fund.

Discretionary Bonus/Guaranteed Minimums. In general, portfolio managers do not receive discretionary bonuses. However, in some cases bonuses may be paid on a discretionary basis out of a department profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the TCW Group. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives. Many portfolio managers participate in equity incentives based on overall firm performance of the TCW Group and its affiliates, through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW's parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW's parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in or after 2010 vested over a period of time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas were awarded partnership units in the TCW's parent company. Awards under this plan vest over time. Vesting is in part dependent on satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in the TCW's parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under the plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the TCW Group's 401(k) plan, to which they may contribute a portion of their pre—and post-tax compensation to the plan for investment on a tax-deferred basis.

Ownership of Fund Shares. As of December 31, 2015, MetWest's portfolio managers did not beneficially own any shares of the Core Fixed Income, Long Duration, Long Duration Credit or Limited Duration Bond Funds.

Other Accounts. As of December 31, 2015, in addition to the Core Fixed Income, Long Duration, Long Duration Credit and Limited Duration Bond Funds, MetWest's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Tad Rivelle	29		$102,897.3	42		$8,147.5	250		$33,169.3
	2	*	$136.4	23	*	$2,238.3	7	*	$4,441.1
Laird Landmann	28		$95,219.9	42		$8,185.4	250		33,169.3
	1	*	$2,238.3	23	*	$2,238.3	7	*	$4,441.1
Stephen Kane, CFA	30		$95,217.9	45		$9,294.0	250		$33,169.3
	2	*	$136.4	23	*	$2,238.3	7	*	$4,411.1
Bryan Whalen, CFA	26		$102,858.8	40		$7,105.3	250		$33,169.3
	1	*	$133.3	23	*	$2,238.3	7	*	$4,441.1

* These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. As a member of TCW, MetWest is subject to TCW's Code of Ethics, which has been designed to minimize conflicts of interest between clients and its investment personnel. MetWest also reviews potential conflicts of interest through its Trading and Allocation Committee.

Under the sub-heading titled "SSGA FM," under the heading titled "Portfolio Management," under the section titled "The Adviser and the Sub-Advisers," the text in the chart relating to Eduardo A. Borges is hereby deleted and replaced with the following:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions)
Tyhesha Harrington	34	$5.13	137	$28.66	187		$24.15
	0	$0	0	$0	12	*	$1.30

Other than as set forth herein, there are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1010 (04/16)